UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

___________________

Date of Report (Date of earliest event reported): July 31, 2003

DiamondCluster International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-22125	36-4069408
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

John Hancock Center 875 North Michigan Avenue, Suite 3000 Chicago, Illinois 60611	60611
(Address of principal executive offices)	(Zip Code)

312-255-5000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  None

     (b)  None

     (c)  Exhibits

Exhibit No.	Document

99.1	Earnings Press Release dated July 31, 2003 disclosing information regarding the Registrant’s results of operations and financial condition for the completed quarterly fiscal period ended June 30, 2003.

Item 9. Regulation FD Disclosure

     The registrant issued a press release and held a conference call with analysts, investors and members of the public on July 31, 2003 announcing financial results for the quarterly period ended June 30, 2003 and issuing guidance for the second quarter of the fiscal year 2004. In accordance with the interim guidance regarding the filing requirement for Item 12 of Form 8-K as contained within SEC Release 33-8216 dated March 27, 2003, this Report is made to furnish the earnings press release that was issued by the Registrant on July 31, 2003. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing. The information in this report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The furnishing of the information in this report (including the exhibit hereto) shall not be deemed an admission that such furnishing is required by Regulation FD or that the information in this report contains material information that is not otherwise publicly available.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMONDCLUSTER INTERNATIONAL, INC.

By: /s/ KARL E. BUPP Karl E. Bupp Chief Financial Officer

July 31, 2003

EXHIBIT INDEX

Exhibit No.	Document	Page

99.1	Earnings Press Release dated July 31, 2003	1